NATIONSTAR NHLT 2016-1 DUE DILIGENCE REVIEW

February 2016

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Nationstar NHLT 2016-1 Due Diligence

REVIEW RESULTS

SUMMARY

AMC Servicing Solutions, LLC (“AMC”) reviewed a population of 1,123 Home Equity Conversion Mortgage loans (“HECMs”) serviced by Nationstar Mortgage LLC (“Nationstar” or “Client”). This review included review of data, documentation and images provided by Nationstar, servicing system reports, validation of key system data, confirmation of FHA Mortgage Insurance Certificates, and confirmation of counseling certificates. It also included lien searches on a sample of Texas properties (utilized to determine the existence of any super liens). The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Subsequent to the review, the population for securitization was reduced to 1,085 HECMs. Of the 38 HECMs removed, 13 were removed due to claim proceeds received, 20 were removed due to foreclosure holds, 2 HECMs had defaults cured, 1 loan had a claim filed, 1 had extensive property damage, and another property was liquidated. Replacement loan selections were made on loans removed early during the due diligence period wherever possible to maintain statistical sampling levels.

PROCEDURES

1.	Obtain a report from Nationstar and determine that key data elements agree to the data tape.
AMC reviewed twenty (20) unique data elements from the data tape for the securitization versus Nationstar’s servicing system for the end population of 1,085 HECMs. One loan was found to have a Recent Appraisal Date discrepancy during the review. Nationstar subsequently updated its servicing system to reflect the correct data. In all instances, the data provided in the final data tape was found to be correct.

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Nationstar NHLT 2016-1 Due Diligence

Data Field	Population	Errors Noted & Corrected	% Total
Debenture Rate	1,085	0	0.00%
UPB at Call Due Date	976	0	0.00%
Called Due Date	976	0	0.00%
Recent Appraisal Date	961	1	0.10%
FHA Case #	1,085	0	0.00%
Max Claim Amount	1,085	0	0.00%
Current Total UPB	1,085	0	0.00%
Origination UPB	1,085	0	0.00%
Status	1,085	0	0.00%
Bankruptcy Date	17	0	0.00%
Bankruptcy Dismissal or Discharge Date	16	0	0.00%
Closing Date	1,085	0	0.00%
Default Date	476	0	0.00%
Default Balance	858	0	0.00%
Foreclosure Sale Date	181	0	0.00%
Original Note Rate	1,085	0	0.00%
Current Interest Rate	1,085	0	0.00%
MIP Rate	1,085	0	0.00%
Corporate Advances	1,085	0	0.00%
Amortization Type	1,085	0	0.00%

2.	Obtain and review FHA reporting from Nationstar and determine that all HECMs have FHA insurance coverage.
AMC confirmed FHA coverage on 1,085 assets through review of images of the relevant HECM files and supplemental FHA documentation provided by Nationstar.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and

a.
Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval and determine if the value and valuation date in the servicing system match those found in the hard copy valuation.

AMC reviewed 268 of the most recent appraisals found in the final securitization population validating the date and amount from the hard copy to the servicing system data. Five (5) loans had data discrepancies noted during the Review; one (1) date discrepancy and four (4) value discrepancies subsequently corrected by Nationstar in its servicing system to reflect the correct data. Two (2) loans (1053256 and 767388), were found to have tape value variances versus the most recent appraisals provided to AMC.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable, select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval and determine that:

a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

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Nationstar NHLT 2016-1 Due Diligence

AMC reviewed property inspection reports on 254 HECMs in the final securitization population and compared property occupancy status represented in the inspection report to the status in the data tape. No exceptions were identified.

b.	Borrower documents validating age at origination are included in the imaging system.
AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file. There were no exceptions noted in the 256 loan sample from the final securitization population.

5.	Obtain a report of all HECMs not in an REO status and without a listed co-borrower in the date tape. Identify any instances of non-borrower spouses from counseling certificates.
Utilizing the original provided data tape, AMC noted 756 instances where the loans were in a status other than REO, and a co-borrower was not listed on the HECM loan documents. AMC reviewed the Counseling Certificates on the final securitization loan population of 746 loans. One counseling certificate was unable to be provided by Nationstar on 1001416. Three additional exceptions (representing 0.5% of the relevant population) were identified where the counseling certificate indicated two signatories but one borrower, (750155, 1055253, 1035825). The results of AMC’s review are not conclusive evidence of a non-borrowing spouse.

6.	Obtain a list of HECMs with corporate advances and all transaction level detail, select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, and:

a.	Determine that default related advances have not exceeded FHA allowable limits.
AMC reviewed a sample of 277 HECMs with corporate advances from the final securitization population. AMC tested all advances against allowable limits detailed in HUD Mortgagee letters 2010-18 and 2013-38 through review of servicing advance history, supporting invoices, HUD over allowable approvals, and additional details provided by Nationstar. AMC identified four loans with expenses exceeding the allowable for property preservation and six loans where attorney fees exceeded the allowable. Of the six loans with attorney fees over the allowable, three were for transfer of foreclosure counsel and one was for fees previously incurred by a prior servicer.

7.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.
AMC will review the searches to determine if lien is indeed in first position, if the lien search information matches the title information in the loan file, and if the final beneficiary is the seller of the asset.

AMC reviewed tax lien results provided by a third party on 69 HECMs in the final securitization population. AMC noted no super liens placed by property tax lenders; however AMC did note fifteen potential exceptions comprising three (3) federal tax liens, seven (7) civil judgments, three (3) civil liens, one (1) small claims judgment, and one (1) judgment lien. In each case, Nationstar remained in first lien position.

Nationstar management reviewed the potential exceptions and indicated that none of the exceptions would jeopardize lien position.

8.
Identify HECMs with property valuations twenty-four (24) or more months old. Select a sample of HECMs at the 95% confidence level and 5% confidence interval and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select a 5% sample, and order Broker Price Opinions.

a.	BPOs for a total of 181 HECMs were ordered and received on the final securitization population. The results of each valuation have been provided to Barclays and Nationstar.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

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